Virtus All-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated December 15, 2008 to the Prospectus dated June 6, 2008,

as supplemented and revised,

and to the Statement of Additional Information dated June 6, 2008,

as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS ALL-CAP GROWTH FUND

The Board of Trustees of the Virtus Equity Trust (the “Board”), on behalf of the Virtus All-Cap Growth Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of the Virtus All-Cap Growth Fund, a series of the Virtus Equity Trust, with and into the Virtus Strategic Growth Fund, also a series of the Virtus Equity Trust.

Merging Fund	Surviving Fund
Virtus All-Cap Growth Fund	Virtus Strategic Growth Fund

Pursuant to the Agreement, the Virtus All-Cap Growth Fund will transfer all or substantially all of its assets to the Virtus Strategic Growth Fund in exchange for shares of the Virtus Strategic Growth Fund and the assumption by the Virtus Strategic Growth Fund of all liabilities of the Virtus All-Cap Growth Fund. Following the exchange, the Virtus All-Cap Growth Fund will distribute the shares of the Virtus Strategic Growth Fund to its shareholders pro rata, in liquidation of the Virtus All-Cap Growth Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Virtus All-Cap Growth Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the first quarter of 2009. Additional information about the reorganization, as well as information about the Virtus Strategic Growth Fund, will be distributed to shareholders of the Virtus All-Cap Growth Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8019/ACGF Merger (12/08)

Virtus Small-Cap Value Fund,

a series of Virtus Equity Trust

Supplement dated December 15, 2008 to the Prospectus dated June 6, 2008,

as supplemented and revised,

and to the Statement of Additional Information dated June 6, 2008,

as supplemented and revised

IMPORTANT NOTICE TO INVESTORS OF VIRTUS SMALL-CAP VALUE FUND

The Board of Trustees of the Virtus Equity Trust (the “Board”), on behalf of the Virtus Small-Cap Value Fund, has unanimously approved the merger of the Virtus Small-Cap Value Fund with and into the Virtus Disciplined Small-Cap Value Fund, a series of the Virtus Insight Trust. The merger will be conducted without a shareholder vote pursuant to the funds’ Declarations of Trust and rules adopted by the Securities and Exchange Commission.

Merging Fund	Surviving Fund
Virtus Small-Cap Value Fund	Virtus Disciplined Small-Cap Value Fund

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”) approved by the Board, the Virtus Small-Cap Value Fund will transfer all or substantially all of its assets to the Virtus Disciplined Small-Cap Value Fund in exchange for shares of the Virtus Disciplined Small-Cap Value Fund and the assumption by the Virtus Disciplined Small-Cap Value Fund of all liabilities of the Virtus Small-Cap Value Fund. Following the exchange, the Virtus Small-Cap Value Fund will distribute the shares of the Virtus Disciplined Small-Cap Value Fund to its shareholders pro rata, in liquidation of the Virtus Small-Cap Value Fund.

The merger will be effective on or about February 20, 2009. Prior to the merger, on or about February 6, 2009, all Class B Shares of the Virtus Small-Cap Value Fund will be converted to Class A Shares of said Fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion. These shareholders will then receive Class A Shares of the Virtus Disciplined Small-Cap Value Fund as a result of the merger.

Effective at 4:00 PM on February 20, 2009, the Virtus Small-Cap Value Fund will be closed to new investors and additional investor deposits.

Additional information about the merger, as well as information about the Virtus Disciplined Small-Cap Value Fund, will be distributed to shareholders of the Virtus Small-Cap Value Fund upon completion of the merger.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8019/SCV Merger (12/08)

Virtus Quality Small-Cap Fund,

Virtus Small-Cap Sustainable Growth Fund and

Virtus Small-Cap Growth Fund, each a series of

Virtus Equity Trust

Supplement dated December 15, 2008 to the Prospectus

and Statement of Additional Information dated June 6, 2008,

each as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

Quality Small-Cap Fund and Small-Cap Sustainable Growth Fund

Effective December 15, 2008, the funds’ investment adviser has modified the voluntary expense limitation arrangements for the Quality Small-Cap Fund and Small-Cap Sustainable Growth Fund. Accordingly, effective December 15, 2008, all references to expense limitation arrangements with respect to each of these funds are amended to reflect the following caps:

Quality Small-Cap Fund

Class A	Class C	Class I
1.55%	2.30%	1.30%

Small-Cap Sustainable Growth Fund

Class A	Class C	Class I
1.65%	2.40%	1.40%

These voluntary expense limitations may be modified or discontinued at any time.

Small-Cap Growth Fund

Effective January 1, 2009, the fund’s investment adviser will voluntarily limit the Small-Cap Growth Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.67% for Class A Shares, 2.42% for Class B Shares and 1.42% for Class C Shares. Accordingly, effective January 1, 2009, expense disclosure as it pertains to the Small-Cap Growth Fund is amended to reflect this voluntary expense cap. This voluntary expense limitation may be modified or discontinued at any time. The adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursements are made.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VET 8019/QSCGF&SCSGF&SCGF ExpCaps (12/08)